Financial instruments and risk management	12 Months Ended
Dec. 31, 2022
Disclosure Of Fair Value Measurement Of Assets And Liabilities [Abstract]
Financial instruments and risk management
26 Financial instruments and risk management
Management of financial risks
One of the principal responsibilities of Treasury is to manage the financial risks arising from the Group’s underlying operations. Specifically, Treasury manages, within an overall policy framework set by the Group’s Main Board and Corporate Finance Committee (CFC), the Group’s exposure to funding and liquidity, interest rate, foreign exchange and counterparty risks. The Group’s treasury position is monitored by the CFC which meets regularly throughout the year and is chaired by the Group Finance Director. The approach is one of risk reduction within an overall framework of delivering total shareholder return.
The Group defines capital as net debt (note 23) and equity (note 22). There are no externally imposed capital requirements for the Group. Group policies include a set of financing principles that provide a framework within which the Group’s capital base is managed and, in particular, the policies on dividends (as a percentage of long-term sustainable earnings) and share buy-back are decided. The key objective of the financing principles is to appropriately balance the interests of equity and debt holders in driving an efficient financing mix for the Group. The Group’s average cost of debt in 2022 is 4.0% (2021: 3.5%).
The Group manages its financial risks in line with the classification of its financial assets and liabilities in the Group’s balance sheet and related notes. The Group’s management of specific risks is dealt with as follows:
Liquidity risk
It is the policy of the Group to maximise financial flexibility and minimise refinancing risk by issuing debt with a range of maturities, generally matching the projected cash flows of the Group and obtaining this financing from a wide range of sources. The Group has a target average centrally managed debt maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling year. As at 31 December 2022, the average centrally managed debt maturity was 9.9 years (2021: 10.1 years) and the highest proportion of centrally managed debt maturing in a single rolling year was 18.6% (2021: 18.6%). Perpetual hybrid bonds are treated as equity (note 22(d)) and therefore not included within the debt maturity analysis.
The Group utilises cash pooling and zero balancing bank account structures in addition to intercompany loans and borrowings to mobilise cash efficiently within the Group. The key objectives of Treasury in respect of cash and cash equivalents are to protect their principal value, to concentrate cash at the centre, to minimise the required debt issuance and to optimise the yield earned. The amount of debt issued by the Group is determined by forecasting the net debt requirement after the mobilisation of cash.
The Group continues to target a solid investment-grade credit rating. Moody’s and S&P's current ratings for the Group are Baa2 (stable outlook) and BBB+ (negative outlook), respectively. The Group’s strategy is to continue deleveraging. The Group is confident of its continued ability to successfully access the debt capital markets for future refinancing requirements.
As part of its short-term cash management, the Group invests in a range of cash and cash equivalents, including money market funds, which are regarded as highly liquid and are not exposed to significant changes in fair value. These are kept under continuous review as described in the credit risk section below. At 31 December 2022, the Group does not have any investments in money market funds (2021: £nil).
As part of its working capital management, in certain countries, the Group has entered into factoring arrangements and supply chain financing arrangements. These are explained in further detail in note 17 and note 25.

Subsidiary companies are funded by share capital and retained earnings, loans from the central finance companies on commercial terms, or through local borrowings by the subsidiaries in appropriate currencies to predominantly fund short- to medium-term working capital requirements.
Available facilities in current year:
It is Group policy that short-term sources of funds (including drawings under both the Group US$4 billion U.S. commercial paper (U.S. CP) programme and the Group £3 billion euro commercial paper (ECP) programme) are backed by undrawn committed lines of credit and cash. Commercial paper is issued by B.A.T. International Finance p.l.c, B.A.T. Netherlands Finance B.V. and B.A.T Capital Corporation and guaranteed by British American Tobacco p.l.c. At 31 December 2022, commercial paper of £27 million was outstanding (2021: £269 million). Cash flows relating to commercial paper that have maturity periods of three months or less are presented on a net basis in Group’s cash flow statement.
At 31 December 2022, the Group had access to a £5.69 billion revolving credit facility. In February 2022, the Group exercised the second of the one-year extension options.Therefore, the £2.85 billion 364-day tranche was extended to March 2023 at the reduced amount of £2.7 billion and £2.5 billion of the five-year tranche was extended from March 2026 to March 2027 (with £3.0 billion of this tranche remaining available until March 2025 and £2.85 billion remaining available from March 2025 to March 2026). The Group anticipates to refinance the £2.7 billion 364-day tranche in the first half of the 2023 financial year.
During 2022, the Group extended short-term bilateral facilities totalling £3.0 billion. As at 31 December 2022, £875 million was drawn on a short-term basis with £2.1 billion undrawn and still available under such bilateral facilities. Cash flows relating to bilateral facilities that have maturity periods of three months or less are presented on a net basis in the Group’s cash flow statement.
Issuance, drawdowns and repayments in current year:
–In March 2022, the Group accessed the US dollar market under its SEC Shelf Programme, raising a total of US$2.5 billion across two tranches;
–In May 2022, the Group repaid a €600 million bond at maturity;
–In June 2022, the Group repaid US$419 million and £180 million bonds at maturity;
–In August 2022, the Group repaid US$750 million and US$601 million bonds at maturity; and
–In October 2022, the Group raised US$600 million in the US dollar market under its SEC Shelf Programme.
In January 2023, the Group repaid a €750 million bond at maturity.
Available facilities in prior year:
At 31 December 2021, the Group had access to a £5.85 billion revolving credit facility. This facility was undrawn at
31 December 2021.
During 2021, the Group extended short-term bilateral facilities totalling £2.5 billion until March or April 2022, some with extension options to extend for further periods. As at 31 December 2021, £500 million was drawn on a short-term basis.
Issuance, drawdowns and repayments in prior year:
–In February 2021, the Group repaid a €650 million bond at maturity;
–In June 2021, the Group repaid £500 million of the £1,929 million term loan that has a maturity date in January 2022; the remaining £1,429 million was repaid in September 2021;
–In July, August, September and November 2021, the Group repaid £500 million, €1,100 million, CHF 400 million and €500 million of bonds at maturity, respectively; and
The Group issued perpetual hybrid bonds totalling €2 billion in September 2021. Please refer to note 22(d) for further details.
Currency risk
The Group is subject to exposure on the translation of the net assets of foreign currency subsidiaries and associates into its reporting currency, sterling. The Group’s primary balance sheet translation exposures are to the US dollar, Euro, Canadian dollar, Australian dollar, Indian rupee, South African rand, Indonesian rupiah, Danish krone, Brazilian real, Russian rouble, Singaporean dollar and Swiss franc. These exposures are kept under continuous review. The Group’s policy on borrowings is to broadly match the currency of these borrowings with the currency of cash flows arising from the Group’s underlying operations. Within this overall policy, the Group aims to minimise all balance sheet translation exposure where it is practicable and cost-effective to do so through matching currency assets with currency borrowings. The main objective of these policies is to protect shareholder value by increasing certainty and minimising volatility in earnings per share. At 31 December 2022, the currency profile of the Group’s gross debt, after taking into account derivative contracts, was 71% U.S. dollar (2021: 68%), 13% euro (2021: 13%), 12% sterling (2021: 13%) and 4% other currencies (2021: 6%).
The Group faces currency exposures arising from the translation of profits earned in foreign currency subsidiaries and associates and joint arrangements; these exposures are not normally hedged. Exposures also arise from:
(i) foreign currency denominated trading transactions undertaken by subsidiaries. These exposures comprise committed and highly probable forecast sales and purchases, which are offset wherever possible. The remaining exposures are hedged within the Treasury policies and procedures with forward foreign exchange contracts and options, which are designated as hedges of the foreign exchange risk of the identified future transactions; and
(ii) forecast dividend flows from subsidiaries to the centre. To ensure cash flow certainty, the Group enters into forward foreign exchange contracts which are designated as net investment hedges of the foreign exchange risk arising from the investments in these subsidiaries.
IFRS 7 requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of exchange rates in respect of non-functional currency financial assets and liabilities held across the Group. All other variables are held constant although, in practice, market rates rarely change in isolation. Financial assets and liabilities held in the functional currency of the Group’s subsidiaries, as well as non-financial assets and liabilities and translation risk, are not included in the analysis. The Group considers a 10% strengthening or weakening of the functional currency against the non-functional currency of its subsidiaries as a reasonably possible change. The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.
A 10% strengthening of functional currencies against non-functional currencies would result in pre-tax profit being £49 million lower (2021: £53 million lower; 2020: £61 million lower) and items recognised directly in other comprehensive income being £445 million higher (2021: £144 million higher; 2020: £57 million higher). A 10% weakening of functional currencies against non-functional currencies would result in pre-tax profit being £60 million higher (2021: £65 million higher; 2020: £74 million higher) and items recognised directly in other comprehensive income being £543 million lower (2021: £177 million lower; 2020: £70 million lower).
The exchange sensitivities on items recognised directly in other comprehensive income relate to hedging of certain net asset currency positions in the Group, as well as on cash flow hedges in respect of future transactions, but do not include sensitivities in respect of exchange on non-financial assets or liabilities.

Interest rate risk
The objectives of the Group’s interest rate risk management policy are to lessen the impact of adverse interest rate movements on the earnings, cash flow and economic value of the Group. Additional objectives are to minimise the cost of hedging and the associated counterparty risk.
In order to manage its interest rate risk, the Group maintains both floating rate and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short to medium term) as a result of regular reviews of market conditions and strategy by the Corporate Finance Committee and the board of the main central finance company. Underlying borrowings are arranged on both a fixed rate and a floating rate basis and, where appropriate, the Group uses derivatives, primarily interest rate swaps to vary the fixed and floating mix, or forward starting swaps to manage the refinancing risk. The interest rate profile of liquid assets included in net debt are considered to offset floating rate debt and are taken into account in determining the net interest rate exposure. At 31 December 2022, the relevant ratio of floating to fixed rate borrowings after the impact of derivatives was 12:88 (2021: 18:82). On a net debt basis, after offsetting liquid assets, the relevant ratio of floating to fixed rate borrowings was 3:97 (2021: 10:90). Excluding cash and other liquid assets in Canada, which are subject to certain restrictions under CCAA protection, the ratio of floating to fixed rate borrowings was 7:93 (2021: 13:87).
IFRS 7 requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of interest rates in respect of financial assets and liabilities of the Group. All other variables are held constant although, in practice, market rates rarely change in isolation. For the purposes of this sensitivity analysis, financial assets and liabilities with fixed interest rates are not included. The Group considers a 100 basis point change in interest rates a reasonably possible change except where rates are less than 100 basis points. In these instances, it is assumed that the interest rates increase by 100 basis points and decrease to zero for the purpose of performing the sensitivity analysis. The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.
A 100 basis point increase in interest rates would result in pre-tax profit being £50 million lower (2021: £44 million lower; 2020: £31 million lower). A 100 basis point decrease in interest rates, or less where applicable, would result in pre-tax profit being £50 million higher (2021: £47 million higher; 2020: £29 million higher). The effect of these interest rate changes on items recognised directly in other comprehensive income is not material in either year.
In accordance with the UK Financial Conduct Authority’s announcement on 27 July 2017, and following the decision taken by global regulators in 2018 to replace Interbank Offered Rates with alternative nearly risk-free rates, such benchmark rates were expected to be largely discontinued after 2021. The IASB addressed the effects of interest rate benchmark reform on financial reporting, with two phases of Amendments to IFRS 9 Financial Instruments (and other Standards) which the Group adopted in its 2019 and 2020 accounts, respectively, as explained in the accounting policies (note 1). The impact on the Group’s profit or equity from the application of these amendments was not material.

In January 2021, the Group confirmed adherence to the ISDA 2020 IBOR Fallbacks Protocol as published by the International Swaps and Derivatives Association, Inc. (ISDA) on 23 October 2020 (the Protocol), ensuring that appropriate fallback rates can apply to derivatives in the event of LIBOR discontinuation.
As at 31 December 2022, the Group had no outstanding floating rate bonds using historical benchmark rates (2021: US$750 million (£554 million)). The Group’s syndicated revolving credit facility (undrawn at 31 December 2022 and 2021) has historically had references to USD London Interbank Offered Rate (''LIBOR''), EURIBOR and GBP LIBOR. This facility includes market standard LIBOR replacement language, and with effect from June 2021 the agreement has adopted SOFR and SONIA as the alternative benchmark rates in respect of USD LIBOR and GBP LIBOR, respectively.
Following announcements by the respective regulators, EURIBOR is expected to continue for the foreseeable future, with USD LIBOR rates potentially discontinued only after June 2023.
The Group is party to the ISDA fallback protocol and in January 2022, it automatically replaced the GBP LIBOR with economically equivalent interest rate derivatives referencing SONIA on their reset date. The four impacted derivatives (cross currency interest rate swaps) with nominal values totalling €800 million (£672 million) maturing in October 2023 are in fair value hedge relationships which were indexed to GBP LIBOR interest rates. The Group has updated the respective hedge documentation accordingly since the uncertainty regarding the transition for these four derivatives has ceased. The hedge relationships on these derivatives continue with resulting ineffectiveness expected to be immaterial.
Credit risk
The Group has no significant concentrations of customer credit risk. Subsidiaries have policies in place requiring appropriate credit checks on potential customers before sales commence. The process for monitoring and managing credit risk once sales to customers have been made varies depending on local practice in the countries concerned.
Certain territories have bank guarantees, other guarantees or credit insurance provided in the Group’s favour in respect of Group trade receivables, the issuance and terms of which are dependent on local practices in the countries concerned. All derivatives are subject to ISDA agreements or equivalent documentation.
Cash deposits and other financial instruments give rise to credit risk on the amounts due from the related counterparties. Generally, the Group aims to transact with counterparties with strong investment grade credit ratings. However, the Group recognises that due to the need to operate over a large geographic footprint, this will not always be possible. Counterparty credit risk is managed on a global basis by limiting the aggregate amount and duration of exposure to any one counterparty, taking into account its credit rating. The credit ratings of all counterparties are reviewed regularly.

The Group ensures that it has sufficient counterparty credit capacity of requisite quality to undertake all anticipated transactions throughout its geographic footprint, while at the same time ensuring that there is no geographic concentration in the location of counterparties.
With the following exceptions, the maximum exposure to the credit risk of financial assets at the balance sheet date is reflected by the carrying values included in the Group’s balance sheet. The Group has entered into short-term risk participation agreements in relation to certain leaf supply arrangements and the maximum exposure under these would be £90 million (2021: £89 million). In addition, the Group has entered into a guarantee arrangement to support a short-term bank credit facility with a supply chain partner. The maximum exposure under the arrangement would be £1 million (2021: £1 million).
Price risk
The Group is exposed to price risk on investments held by the Group, which are included in investments held at fair value on the consolidated balance sheet, but the quantum of such is not material.
Hedge accounting
In order to qualify for hedge accounting, the Group is required to document prospectively the economic relationship between the item being hedged and the hedging instrument. The Group is also required to demonstrate an assessment of the economic relationship between the hedged item and the hedging instrument, which shows that the hedge will be highly effective on an ongoing basis. This effectiveness testing is repeated periodically to ensure that the hedge has remained, and is expected to remain, highly effective. The prospective effectiveness testing determines that an economic relationship between the hedged item and the hedging instrument exists.
In accordance with the Group Treasury Policy, the exact hedge ratios and profile of a hedge relationship will depend on several factors, including the desired degree of certainty and reduced volatility of net interest costs and market conditions, trends and expectations in the relevant markets. The sources of ineffectiveness include spot and forward differences, impact of time value and timing differences between periods in the hedged item and hedging instrument.
The Group’s risk management strategy has been explained in further detail under the interest rate risk and currency risk sections of this note.
Fair value estimation
The fair values of financial assets and liabilities with maturities of less than one year, other than derivatives, are assumed to approximate their book values. For other financial instruments which are measured at fair value in the balance sheet, the basis for fair values is described below.
Fair value hierarchy
In accordance with IFRS 13 classification hierarchy, the following table presents the Group’s financial assets and liabilities that are measured at fair value:

					2022				2021
	Notes	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Assets at fair value
Investment held at fair value	18	514	—	186	700	405	—	101	506
Derivatives relating to
– interest rate swaps	19	—	43	—	43	—	33	—	33
– cross-currency swaps	19	—	254	—	254	—	221	—	221
– forward foreign currency contracts	19	—	264	—	264	—	171	—	171
Assets at fair value		514	561	186	1,261	405	425	101	931
Liabilities at fair value
Derivatives relating to
– interest rate swaps	19	—	450	—	450	—	36	—	36
– cross-currency swaps	19	—	121	—	121	—	35	—	35
– forward foreign currency contracts	19	—	358	—	358	—	243	—	243
Liabilities at fair value		—	929	—	929	—	314	—	314
Level 2 financial instruments are not traded in an active market, but the fair values are based on quoted market prices, broker/dealer quotations, or alternative pricing sources with reasonable levels of price transparency. The Group’s level 2 financial instruments include OTC derivatives.
Netting arrangements of derivative financial instruments
The gross fair value of derivative financial instruments as presented in the Group balance sheet, together with the Group’s rights of offset associated with recognised financial assets and recognised financial liabilities subject to enforceable master netting arrangements and similar agreements, is summarised as follows:

			2022			2021
	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m
Financial assets
– Derivative financial instruments (note 19)	561	(405)	156	425	(184)	241
Financial liabilities
– Derivative financial instruments (note 19)	(929)	405	(524)	(314)	184	(130)
	(368)	—	(368)	111	—	111
Note:
*    No financial instruments have been offset in the Group balance sheet.
The Group is subject to master netting arrangements in force with financial counterparties with whom the Group trades derivatives.
The master netting arrangements determine the proceedings should either party default on their obligations. In case of any event of default, the non-defaulting party will calculate the sum of the replacement cost of outstanding transactions and amounts owed to it by the defaulting party. If that sum exceeds the amounts owed to the defaulting party, the defaulting party will pay the balance to the non-defaulting party. If the sum is less than the amounts owed to the defaulting party, the non-defaulting party will pay the balance to the defaulting party.
The hedged items by risk category are presented below:

					2022
	Carrying amount of the hedged item £m	Accumulated amount of fair value hedge adjustments on the hedged item included in the carrying amount of the hedged item £m	Line item in the statement of financial position where the hedged item is included	Changes in fair value used for calculating hedge ineffectiveness £m	Cash flow hedge reserve (gross of tax) £m
Fair value hedges
Interest rate risk
– borrowings (liabilities)	9,223	(355)	Borrowings	399
Cash flow hedges
Interest rate risk
– borrowings (liabilities)	1,824		Borrowings	(55)	(464)

					2021
	Carrying amount of the hedged item £m	Accumulated amount of fair value hedge adjustments on the hedged item included in the carrying amount of the hedged item £m	Line item in the statement of financial position where the hedged item is included	Changes in fair value used for calculating hedge ineffectiveness £m	Cash flow hedge reserve (gross of tax) £m
Fair value hedges
Interest rate risk
– borrowings (liabilities)	9,197	101	Borrowings	87	—
Cash flow hedges
Interest rate risk
– borrowings (liabilities)	2,132	—	Borrowings	(69)	(538)
£389 million (2021: £368 million) of the Group’s borrowings are designated as net investment hedge instruments of the Group’s net investments in foreign operations. In line with the Group’s risk management policies, the net investment hedge relationships are reviewed periodically. The change in the value used for calculating hedge ineffectiveness for hedged items designated under net investment hedge relationships is £21 million (2021: £24 million).
As at 31 December 2022, the accumulated balance of the cash flow hedge reserve was a loss of £327 million (2021: loss of £363 million) including an accumulated loss of £464 million (2021: loss of £538 million) in relation to interest rate exposure and foreign currency exposure arising from borrowings held by the Group, and an accumulated gain of £99 million (2021: gain of £116 million) in relation to deferred tax arising from cash flow hedges. The remainder related to the Group’s foreign currency exposure on forecasted transactions and cost of hedging (note 22(c)(ii)).